Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel 212 438 4417/Office                Evaluation Department
    212 438 4422/Desk
Fax 212 438 7747
Frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         A Division of The McGraw Hill Companies



April 28,2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169





                             Re:  Insured Municipal Securities Trust,
                                  New Jersey Navigator Insured Series 3

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-37849 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel 212 438 4417/Office                Evaluation Department
    212 438 4422/Desk
Fax 212 438 7747
Frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         A Division of The McGraw Hill Companies


April 28, 2000

ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169




                             Re:  Insured Municipal Securities Trust
                                  New York Navigator Insured Series 13
                                  and New Jersey Navigator Insured Series 9

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-56918 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,





                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel 212 438 4417/Office                Evaluation Department
    212 438 4422/Desk
Fax 212 438 7747
Frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         A Division of The McGraw Hill Companies



April 28, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169



                            Re:  Insured Municipal Securities Trust
                                 Series 31, New York Navigator Insured Series 14 and New Jersey Navigator Insured Series 10

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-60604 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,





                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel 212 438 4417/Office                Evaluation Department
    212 438 4422/Desk
Fax 212 438 7747
Frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         A Division of The McGraw Hill Companies



April  28, 2000



ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169




                            Re:  Insured Municipal Securities Trust,
                                 Series 32, New York Navigator Insured Series 16 and New Jersey Navigator Insured Series 12

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-52397 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny           Frank A. Ciccotto, Jr.
55 Water Street, 45th Floor            Senior Vice President and
New York, NY  10041                    General Manager
Tel 212 438 4417/Office                Evaluation Department
    212 438 4422/Desk
Fax 212 438 7747
Frank_ciccotto@standardandpoors.com    Standard & Poor's
                                         A Division of The McGraw Hill Companies



April 28, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169




                           Re:  Insured Municipal Securities Trust,
                                Series 33, New York Navigator Insured Series 17 and New Jersey Navigator Insured Series 13



Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-58167 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh